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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                        Date of Report: October 15, 1998
                                        ----------------



                           PLATINUM technology, inc.
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              (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-19058                  36-3509662
------------------------------      -----------            ------------------
 (State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)


    1815 South Meyers Road, Oakbrook Terrace, Illinois           60181
    --------------------------------------------------           -----
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (630) 620-5000


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ITEM 5.  OTHER EVENTS.

On October 15, 1998, the Registrant issued the press release attached as Exhibit
99.1 to announce its results of operations for the third quarter of 1998. The information contained in the press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

         99.1           Press Release dated October 15, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLATINUM technology, inc.


Dated:  October 27, 1998      By:  /s/  Larry S. Freedman
                                 --------------------------------
                                   Larry S. Freedman
                                   Senior Vice President and General Counsel

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                                 EXHIBIT INDEX
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EXHIBIT NO.                   EXHIBIT
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99.1                Press Release dated October 15, 1998



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